Other income (expenses), net (Tables)	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Schedule of total other income (expenses), net
The table below summarize the Partnership's other income (expenses), net for the year ended December 31, 2020 and 2019:

	Year Ended December 31,
	2020	2019
	$	$
Restructuring costs(1)	(9,994)	(119)
Gain (loss) on modification of financial liabilities, net	—	(8,332)
Other, net	(478)	(1,226)
Total other income (expenses), net	(10,472)	(9,677)
(1)During the year ended December 31, 2020, the Partnership recognized restructuring costs of $10.0 million primarily related to severance costs from the contract termination of the Dampier Spirit FSO unit and severance costs associated with the transition of administrative services from Teekay Corporation to the Partnership.